Concentration and risks	12 Months Ended
Dec. 31, 2024
Concentration and risks
Concentration and risks
3.	Concentration and risks
Concentration of customers and suppliers
There are no customers nor suppliers from whom revenues or purchases individually represent greater than 10% of the total revenues or the total purchases of the Group for the years ended December 31, 2022, 2023 and 2024.
Concentration of credit risk
Assets that potentially subject the Group to significant concentrations of credit risk primarily consist of cash and cash equivalents, restricted cash, accounts receivable, short-term investments and certain wealth management products and time deposits with maturities more than one year recorded in “marketable securities and other investments”. The maximum exposure of such assets to credit risk is their carrying amounts as of the balance sheet dates. As of December 31, 2023 and 2024, majority of the Group’s cash and cash equivalents, restricted cash, short-term investments and certain wealth management products and time deposits with maturities more than one year recorded in marketable securities and other investments were held at major financial institutions located in the Chinese mainland and Hong Kong which the management believes are of high credit quality. Bank failure is uncommon in China and the Group believes that those Chinese banks that hold the Group’s cash and cash equivalents, restricted cash, short-term investments and certain wealth management products and time deposits with maturities more than one year recorded in “marketable securities and other investments” are financially sound based on publicly available information. Accounts receivable are typically unsecured and are mainly derived from revenues earned from customers in the PRC. The risk with respect to accounts receivable is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring processes of outstanding balances. Besides, JD Technology performs the related credit assessment of the consumer financing receivables recorded in the Group’s consolidated balance sheets. JD Technology purchases the consumer financing receivables past due over certain agreed period of time from the Group at carrying values without recourse and also agrees to bear other cost directly related to the consumer financing business to absorb the risks.
Currency convertibility risk
The value of RMB is subject to changes in the central government policies and to international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (the “PBOC”). Remittances in currencies other than RMB by the Group in the Chinese mainland must be processed through the PBOC or other Chinese foreign exchange regulatory bodies which require certain supporting documentation in order to process the remittance. The Group’s cash and cash equivalents, restricted cash, short-term investments and time deposits with maturities more than one year recorded in “marketable securities and other investments” denominated in RMB that are subject to such government policies amounted to

RMB172,383 million and RMB172,732 million as of December 31, 2023 and 2024, respectively.
Foreign currency exchange rate risk
The RMB has fluctuated against the US$, at times significantly and unpredictably during the reporting periods. The depreciation of the RMB against the US$ was approximately 2% and 1% for the years ended December 31, 2023 and 2024, respectively. It is difficult to predict how market forces or the PRC or U.S. government policy may impact the exchange rate between the RMB and the US$ in the future.